Offerings - Offering: 1	Sep. 16, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	700,000
Proposed Maximum Offering Price per Unit	2.41
Maximum Aggregate Offering Price	$ 1,687,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 249.00